UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

ACCEL BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 National Plaza, Suite 300 National Harbor, MD 20745
(Address of principal executive offices and zip code)

240-273-3295
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A is being filed to amend the original Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2015 to, among other things, provide the audited and pro forma financial statements of STI Signature Spirits Group, LLC

Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2015, Accel Brands, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with STI Signature Spirits Group, LLC, a New York limited liability company (“STI”), and the members of STI (collectively referred to as the Sellers).   Under the terms of the Agreement, the Sellers will sell 52.78 membership interests in STI, representing 52% of the outstanding membership units of STI (the “Majority Interest”), to the Company.  In exchange for the Majority Interest, the Company shall issue shares of a newly created Series K preferred stock (the “Preferred Stock”) with a stated value of $750,000 and $55,000 of restricted common stock of the Company and will assume $485,516.53 worth of STI’s debt.  Further, the Sellers shall be entitled to additional shares of Preferred Stock with a stated value of $2,250,000 pursuant to a three year earn out based on the number of units sold and booked by STI for each calendar year beginning the 2015.

The foregoing information is a summary of the Agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the Agreement, which is attached an exhibit to this Current Report on Form 8-K. Readers should review the Agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 5, 2015, the Company closed the transaction with STI described in Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2015, the Company created the new Series K preferred stock.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Filed herewith are the audited consolidated financial statements of STI Signature Spirits Group, LLC for the fiscal years ending December 31, 2014 and December 31, 2013.

STI Signature Spirits Group, LLC

Consolidated Audited Financial Statements

For the fiscal years ended December 31, 2014 and December 31, 2013

STI Signature Spirits Group, LLC

December 31, 2014

John Scrudato CPA

CERTIFIED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
STI Signature Spirits Group LLC

We have audited the accompanying balance sheet of STI Signature Spirits Group LLC as of December 31, 2014 and 2013 and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of STI Signature Spirits Group LLC at December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that STI Signature Spirits Group LLC will continue as a going concern. As more fully described in Note 3, the Company had an accumulated deficit at December 31, 2014, a net loss for the fiscal year then ended. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ John Scrudato CPA

Califon, New Jersey
April 17, 2015

7 Valley View Drive Califon, New Jersey 07830

Registered Public Company Oversight Board

STI Signature Spirits Group, LLC
Balance Sheets
December 31, 2014 and 2013

	2014	2013
Assets

Current assets
Cash and cash equivalents	$121	$-
Accounts Receivable	25,234	-
Inventory	10,000	10,000
Note Receivable from Shareholder	20,000	20,000

Total current assets	55,355	30,000
Non-Current assets

Total assets	$55,355	$30,000

Liabilities and Stockholders' (Deficit)

Current Liabilities
Accrued expenses	$846,043	$410,279
Current portion of notes payable-Management	12,094	3,243
Current portion of notes payable-shareholder	109,000	109,000
Other Notes payable	530	150
Total current liabilities	967,667	522,672
Non-Current Liabilities

Total Liabilities	967,667	522,672

Stockholders' (Deficit)
Common stock, $0.001 par value,	280	180
Additional paid-in capital	9,900
Accumulated Deficit	(922,493)	(492,852)
Total stockholders' (deficit)	(912,313)	(492,672)

Total liabilities and stockholders' (deficit)	$55,355	$30,000

STI Signature Spirits Group, LLC
Consolidated Statements of Operations
For the Years Ended December 31, 2014 and 2013
(Unaudited)

	Years Ended December 31,
	2014	2013

Revenues	$25,534	$-

Cost of Revenues	21,534	-

Gross Profits	4,000	-
Operating Expenses
Selling General and Administrative Expenses	421,760	470,073
Professional Fees		12,500
Total Operating Expenses	421,760	482,573

Operating Loss	(417,760)	(482,573)

Other Income (Expense)
Interest Expense	(11,880)	(10,279)
Other Income (Expenses)	-	-

Total Other (Expense) - net	(11,880)	(10,279)

Net Income (Loss)	$(429,640)	$(492,852)

STI Signature Spirits Group, LLC
Consolidated Statements of Stockholders Deficit
For the Period of January 1, 2013 through December 31, 2014

					Total Stockholders' Equity (Deficit)
	Common Stock		Additional Paid-In Capital	Accumulated Deficit
	Shares	Amount

Opening Balance January 1, 2013	-	$-	$-	$-	$-

Issuance of Founders' shares	180	180	-	-	180

Net loss	-	-	-	(492,852)	(492,852)

Balance, December 31, 2013	180	180	-	(492,852)	(492,672)

Issuance of additional shares	-	-	-	-	-

Investment in Company	100	100	9,900	-	10,000

Net loss	-	-	-	(429,640)	(429,640)

Balance, December 31, 2014	280	$280	$9,900	$(922,493)	$(912,313)

STI Signature Spirits Group, LLC
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2014 and 2013
(Unaudited)

	Years Ended December 31
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(429,640)	$(492,852)
Adjustments to reconcile net loss
to net cash provided by (used in) operating activities:
Changes in operating assets and liabilities:
Accounts Receivable	(25,234)	-
Decrease (increase) in Inventory	-	(10,000)
Increase (decrease) in accounts payable	435,764	410,279
Note Receivable from Shareholder	-	(20,000)
Net cash provided by (used in) operating activities	(19,110)	(112,573)

CASH FLOWS FROM INVESTING ACTIVITIES:
Issuance of Capitalized costs	-	-
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received for issuance of founders shares	-	180
Equity investment	10,000	-
Proceeds from issuance of notes payable	9,231	112,393
Net cash provided by financing activities	19,231	112,573

Net (Decrease) in Cash	121	-
Cash - Beginning of Period/Year	-	-
Cash - End of Period/Year	$121	$-

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period/year for:
Interest	$-	$-
Income Taxes	$-	$-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Reclassification of Accounts payable to Notes payable	$-	$-

STI Signature Spirits Group, LLC

December 31, 2014 and 2013

Notes to the Consolidated Financial Statements

Note 1 - Organization and Operations

STI Signature Spirits Group, LLC

STI Signature Spirits Group, LLC (“STI”) headquartered in New York City is the owner of two brands of Tequila, Copa Imperial and Tiny’s Tequila. Both brands are very high quality and appeal to targeted niche segments. We are a State of New York limited liability company and began operations in January 2013.

Copa Imperial

Copa Imperial (“Copa”) is a premium tequila brand made in Mexico.  There are four products (the “Copa Tequilas”) : a) Tequila Blanco (“White Tequila”) , b) Tequila Reposado (“Tranquil Tequila), c) Tequila Anejo (“Old Tequila”) and d) Tequila Extra Anejo (“Very Old Tequila.”) Each product has its specific visual appearance, aromatic scent and taste that distinguishes itself from the others as well as competitive tequilas. The Copa Tequilas get their high quality through the use of 100% organic blue agave. In fact, the Copa Tequilas are the world’s first certified organic and kosher Tequila and get their distinctive taste through their mixture of ingredients and the aging process.

The target market for the Copa Tequilas is professional men between 25 and 40 who drink occasionally but who enjoy a high quality experience when they drink.  They will be sold through high-end hotels and quality drinking establishments.

Tiny’s Tequila

Tiny’s Tequila is hosted by Grammy Award winning singer/songwriter Tameka “Tiny” Harris.  Tiny was looking to develop a line of premium infused sipping tequila that has great taste and minimal burn.  Currently, there are two products, Orange Blossom and Lime Light that are great tasting but also give a subtle finish. All natural ingredients combined with a new age refinement give a wonderful taste.  This product line is geared mostly towards the young professional female. The Company provides the bottles for this work and receives a share of the proceeds when it is sold to the distributor.

See our website at www.tinystequila.com for more information.

The accompanying consolidated financial statements have been prepared as if the Company had its corporate capital structure as of the first date of the first period presented.

Material Definitive Agreement

On February 5, 2015, Accel Brands, Inc. (then “Accel Brands, Inc., the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with STI Signature Spirits Group, LLC, a New York limited liability company (“STI”), and the members of STI (collectively referred to as the Sellers).   Under the terms of the Agreement, the Sellers will sell 52.78 membership interests in STI, representing 52% of the outstanding membership units of STI (the “Majority Interest”), to the Company.  In exchange for the Majority Interest, the Company shall issue shares of a newly created Series K preferred stock (the “Preferred Stock”) with a stated value of $750,000 and $55,000 of restricted common stock of the Company.  Further, the Sellers shall be entitled to additional shares of Preferred Stock with a stated value of $2,250,000 pursuant to a three year earn out based on the number of units sold and booked by STI for each calendar year beginning the 2015.  Please see the 8-K of Accel Brands filed on February 10, 2015 for more detail.  The 8-K can be found at www.SEC.gov.

Note 2 - Significant and Critical Accounting Policies and Practices

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation – Audited Interim Financial Information

The accompanying audited consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) with respect to Form 10-Q and Article 8 of Regulation S-X. The audited consolidated financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of the results for the full year.

Fiscal Year End

The Company is a calendar year end.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimate(s) and assumption(s) affecting the financial statements were:

(i)

Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

(ii)

Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

(iii)

Estimates and assumptions used in valuation of derivative liability and equity instruments: Management estimates the expected term of share options and similar instruments, expected volatility of the Company’s common shares and the method used to estimate it, expected annual rate of quarterly dividends, and risk free rate(s) to value derivative liabilities, share options and similar instruments.

Those significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to those estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

Principles of Consolidation

The Company applies the guidance of Topic 810 “Consolidation” of the FASB Accounting Standards Codification ("ASC") to determine whether and how to consolidate another entity.  Pursuant to ASC Paragraph 810-10-15-10 all majority-owned subsidiaries—all entities in which a parent has a controlling financial interest—shall be consolidated except (1) when control does not rest with the parent, the majority owner; (2) if the parent is a broker-dealer within the scope of Topic 940 and control is likely to be temporary; (3) consolidation by an investment company within the scope of Topic 946 of a non-investment-company investee.  Pursuant to ASC Paragraph 810-10-15-8 the usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, of more than 50 percent of the outstanding voting shares of another entity is a condition pointing toward consolidation.  The power to control may also exist with a lesser percentage of ownership, for example, by contract, lease, agreement with other stockholders, or by court decree. The Company consolidates all less-than-majority-owned subsidiaries, if any, in which the parent’s power to control exists.

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash, real estate loans receivable and accrued expenses approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Fair Value of Financial Assets and Liabilities Measured on a Recurring Basis

Level 3 Financial Liabilities – Derivative Warrant Liabilities

The Company uses Level 3 of the fair value hierarchy to measure the fair value of the derivative liabilities and revalues its derivative warrant liability at every reporting period and recognizes gains or losses in the consolidated statements of operations and comprehensive income (loss) that are attributable to the change in the fair value of the derivative warrant liability.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Derivative Instruments

The Company evaluates its convertible debt, warrants or other contracts to determine if those contracts or embedded components of those contracts qualify as derivatives to be separately accounted for in accordance with Paragraph 810-10-05-4 of the Codification and Paragraph 815-40-25 of the Codification. The result of this accounting treatment is that the fair value of the embedded derivative is marked-to-market each balance sheet date and recorded as a liability. In the event that the fair value is recorded as a liability, the change in fair value is recorded in the statements of operations as other income or expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity.

In circumstances where the embedded conversion option in a convertible instrument is required to be bifurcated and there are also other embedded derivative instruments in the convertible instrument that are required to be bifurcated, the bifurcated derivative instruments are accounted for as a single, compound derivative instrument.

The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period. Equity instruments that are initially classified as equity that become subject to reclassification are reclassified to liability at the fair value of the instrument on the reclassification date. Derivative instrument liabilities will be classified in the balance sheet as current or non-current based on whether or not net-cash settlement of the derivative instrument is expected within 12 months of the balance sheet date.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the Related parties include a. affiliates of the Company (“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act); b. Entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. Other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the consolidated financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements.  If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Revenue Recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company will recognize revenue when it is realized or realizable and earned.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Deferred Tax Assets and Income Tax Provision

The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns.  Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Operations in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes.  Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the consolidated financial statements.  Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the consolidated financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying consolidated balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its consolidated balance sheets and provides valuation allowances as management deems necessary.

Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management’s opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

Tax years that remain subject to examination by major tax jurisdictions

The Company discloses tax years that remain subject to examination by major tax jurisdictions pursuant to the ASC Paragraph 740-10-50-15.

Earnings per Share

Earnings Per Share ("EPS") is the amount of earnings attributable to each share of common stock. For convenience, the term is used to refer to either earnings or loss per share.  EPS is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification.  Pursuant to ASC Paragraphs 260-10-45-10 through 260-10-45-16 Basic EPS shall be computed by dividing income available to common stockholders (the numerator) by the weighted-average number of common shares outstanding (the denominator) during the period.  Income available to common stockholders shall be computed by deducting both the dividends declared in the period on preferred stock (whether or not paid) and the dividends accumulated for the period on cumulative preferred stock (whether or not earned) from income from continuing operations (if that amount appears in the income statement) and also from net income.  The computation of diluted EPS is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued during the period to reflect the potential dilution that could occur from common shares issuable through contingent shares issuance arrangement, stock options or warrants.

Pursuant to ASC Paragraphs 260-10-45-45-21 through 260-10-45-45-23 Diluted EPS shall be based on the most advantageous conversion rate or exercise price from the standpoint of the security holder.  The dilutive effect of outstanding call options and warrants (and their equivalents) issued by the reporting entity shall be reflected in diluted EPS by application of the treasury stock method unless the provisions of paragraphs 260-10-45-35 through 45-36 and 260-10-55-8 through 55-11 require that another method be applied. Equivalents of options and warrants include non-vested stock granted to employees, stock purchase contracts, and partially paid stock subscriptions (see paragraph 260–10–55–23). Anti-dilutive contracts, such as purchased put options and purchased call options, shall be excluded from diluted EPS.  Under the treasury stock method: a. Exercise of options and warrants shall be assumed at the beginning of the period (or at time of issuance, if later) and common shares shall be assumed to be issued. b. The proceeds from exercise shall be assumed to be used to purchase common stock at the average market price during the period. (See paragraphs 260-10-45-29 and 260-10-55-4 through 55-5.) c. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) shall be included in the denominator of the diluted EPS computation.

There were no potentially outstanding dilutive common shares for the reporting period ended December 31, 2014 or 2013.

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.  The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the consolidated financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its consolidated financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

Recently Issued Accounting Pronouncements

In August 2014, the FASB issued the FASB Accounting Standards Update No. 2014-15 “Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”).

In connection with preparing financial statements for each annual and interim reporting period, an entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). Substantial doubt about an entity’s ability to continue as a going concern exists when relevant conditions and events, considered in the aggregate, indicate that it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued (or available to be issued). The term probable is used consistently with its use in Topic 450, Contingencies.

When management identifies conditions or events that raise substantial doubt about an entity’s ability to continue as a going concern, management should consider whether its plans that are intended to mitigate those relevant conditions or events will alleviate the substantial doubt. The mitigating effect of management’s plans should be considered only to the extent that (1) it is probable that the plans will be effectively implemented and, if so, (2) it is probable that the plans will mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, but the substantial doubt is alleviated as a result of consideration of management’s plans, the entity should disclose information that enables users of the financial statements to understand all of the following (or refer to similar information disclosed elsewhere in the footnotes):

a.

Principal conditions or events that raised substantial doubt about the entity’s ability to continue as a going concern (before consideration of management’s plans)

b.

Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations

c.

Management’s plans that alleviated substantial doubt about the entity’s ability to continue as a going concern.

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, and substantial doubt is not alleviated after consideration of management’s plans, an entity should include a statement in the footnotes indicating that there is substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). Additionally, the entity should disclose information that enables users of the financial statements to understand all of the following:

a.

Principal conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern

b.

Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations

c.

Management’s plans that are intended to mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.

The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 – Going Concern

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the consolidated financial statements, the Company had an accumulated deficit at December 31, 2014 and a net loss for the reporting period then ended. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is attempting to further implement its business plan and generate sufficient revenue; however, the Company’s cash position may not be sufficient to support its daily operations.  While the Company believes in the viability of its strategy to further implement its business plan and generate sufficient revenue and in its ability to raise additional funds by way of a public or private offering, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

The consolidated financial statements do not include any adjustments related to the recoverability and classification of reported asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4- Accounts Receivable

At December 31, 2014, the Company had $25,234 in accounts receivable from a distributor.  This represents their share of the revenue that is put forth on their arrangement with Copa.

Subsequent to year end, these amounts were received in full.  The expenses associated with these sales were also accrued

Note 5 – Inventory

At December 31, 2014, and 2013 inventories consisted of the following:

	2014	2013
Bottles	$10,000	$10,000
Total	$10,000	$10,000

The Company has not provided for any reserves against inventory at this time.

Bottles are used solely for bottling at Tiny’s Tequilas.

Note 6- Note Receivable from Shareholder

On February 20, 2013, John Franklin Dismuke (“Dismuke”) invested $100,000 in STI through a promissory note (“Dismuke Note”).  Funds were placed in escrow account with the attorneys for STI.  Of that amount, the attorneys retained a fee of $12,500 and $30,000 was sent to Artisan Brands LLC (“Artisan”).  At that time, Artisan issued a note (“Artisan Note”) to the Company for the funds received under the same terms as the Dismuke note.  The Company received funds of $57,500.

On August 28, 2013, Dismuke invested $10,000 in Artisan under the same terms as the Dismuke Note.  The funds were paid by Artisan to reduce the amount previously owed.

At December 31, 2014 and 2013, the Note Receivable from Shareholder was comprised of

Original Payment to Artisan	$30,000
Repayment from Artisan	(10,000)
Remaining balance at December 31, 2014 and 2013	$20,000

The balance of the Note is currently past due and is payable on demand.

Note 7- Accrued Expenses

The following balances were outstanding as of December 31, 2014 and 2013:

	December 31, 2014	December 31, 2013

Accrued salaries	$800,000	$400,000
Other	23,884	-
Total	$823,884	$400,000

The Company has four employees and each has a salary of $100,000.

Total salaries accrued for each year was thusly $400,000.

To date, no payments for salaries have been made.

All employees have employment contracts.

Other accruals relate to the following:

During 2014, the Company engaged in its first sales of Copa Tequila.  (See accounts receivable above)  The Costs of the bottles which were included in CGS were accrued and subsequently paid in the following quarter. This comprised the Cost of Good sold of

Note 8 –Notes Payable to Management

During the years ending 2013 and 2104, the Company was funded for some expenses directly by its Management as follows:

2013	$3,243
2014	8,851

Total	$12,094

  The Notes are:

a.

unsecured;

b.

bear no interest; and

c.

payable on demand

Note 9- Notes payable to Shareholder

Notes payable are comprised of the following:

	December 31, 2014	June 30, 2014

On February 20, 2013, the Company issued a promissory note in consideration for $100,000 received from a Shareholder. The Note matures on August 7, 2014 and bears interest at twelve percent per annum. Currently, the Note is past due and is payable on demand. The investor is currently negotiating with the Company in regards to the Note.	$100,000	$100,000

On August 29, 2013, the Company issued a promissory note in consideration for $9,000 received from a Shareholder. The Note matures on August 29, 2014 and bears interest at twelve percent per annum. Currently, the Note is past due and is payable on demand. The investor is currently negotiating with the Company in regards to the Note.	9,000	9,000

Face amount	$109,000	$109,000
Less: Non-current portion of note	-	-
Current portion of debt	$109,000	$109,000

Note 10- Shareholder’s Equity

The Company is owned three investors as follows:

Artisan Brands

46%

Spirits Trading International, Inc.

46%

Four other investors

  8%

Note 11 – Commitments and Contingencies

Material Definitive Agreement

On February 5, 2015, Accel Brands, Inc. (then“Accel Brands, Inc., the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with STI Signature Spirits Group, LLC, a New York limited liability company (“STI”), and the members of STI (collectively referred to as the Sellers).   Under the terms of the Agreement, the Sellers will sell 52.78 membership interests in STI, representing 52% of the outstanding membership units of STI (the “Majority Interest”), to the Company.  In exchange for the Majority Interest, the Company shall issue shares of a newly created Series K preferred stock (the “Preferred Stock”) with a stated value of $750,000 and $55,000 of restricted common stock of the Company.  Further, the Sellers shall be entitled to additional shares of Preferred Stock with a stated value of $2,250,000 pursuant to a three year earn out based on the number of units sold and booked by STI for each calendar year beginning the 2015.  Please see the 8-K of Accel Brands filed on February 10, 2015 for more detail.  The 8-K can be found at www.SEC.gov.

Note 12 – Subsequent Events

The Company has evaluated all events that occurred after the balance sheet date through the date when the consolidated financial statements were issued to determine if they must be reported.  The Management of the Company determined that there were no reportable subsequent events to be disclosed.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following is a discussion of the results for the years ended December 31, 2014 and 2013.

Operating Results for the Years Ended December 31, 2014 and 2013

Revenues and Gross margin

Revenues increased $25,534 from $-0-, in 2013.  The increase in revenues is due to the first sales of the Copa Tequilas.

Gross margins were 16.7% which represented the net profit on the sales of the Copa Tequilas over and above the cost of the bottles.

Operating Expenses

Selling, General and Administrative Expenses decreased $48,313 from $470,073 in 2013 to $421,760 in 2014.

$400,000 each year was due to accrued salaries of the Management team.  The increase in other expenses was due principally to approximately $50,000 in expenses to start up the enterprise, partially offset by a $2,350 royalty payment for Tiny’s Tequila.

Professional expenses decreased $12,500 due to the legal costs incurred for the establishment of the enterprise.

Interest Expense

Interest expense was $11,880 in 2014, an increase of $1,601 from $10,279 in 2013.  The increase was due to partial year’s interest on borrowings of $109,000 for the calendar year of 2013, which were outstanding for the entire year in 2014.

Liquidity and Capital Resources

As of December 31, 2014, our assets totaled $55,355 and our liabilities, all current, totaled $967,667, resulting in negative stockholders’ deficit and working capital deficiency of ($912,313).

As of December 31, 2013, our assets totaled $30,000 and our liabilities, all current, totaled $522,672, resulting in negative stockholders’ deficit and working capital deficiency of ($492,672).

We currently have minimal cash and may require additional sources of financing to remain a going concern.  For the years ended December 31, 2014 and 2013, we incurred cash flows from operations of ($19,110) and ($112,573). We have financed these shortfalls through debt financing.  The Company will evaluate various options for financing on a going forward basis.  Our management has estimated that it will require approximately $100,000 for operations in calendar year 2015.

ACCEL BRANDS, INC.

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

December 31, 2013

Accel Brands, Inc. and STI Signature Spirits Group LLC
Pro-Forma Balance Sheet
December 31, 2013
	Accel Brands, Inc.	STI Signature Spirits Group LLC		Consolidating Adjustments	Pro-Forma Balance Sheet

Assets

Current assets
Cash and cash equivalents	$4,039	$-	$		$4,039
Inventory	-	10,000			10,000
Note Receivable from Shareholder		20,000			20,000
Total current assets	4,039	30,000			34,039
Non-Current assets
Property and equipment - net	69,159	-			69,159
Investment in Unconsolidated Subsidiary	1,039,071	-			1,039,071

Total Non-Current Assets	1,108,229	-			1,108,229
Total assets	$1,112,268	$30,000		$-	1,142,268

Liabilities and Stockholders' (Deficit)

Current Liabilities
Accounts payable	$1,261,579	$-	$		$1,261,579
Accrued expenses	1,112,727	410,279			1,523,006
Current portion of notes payable-Management	-	3,243			3,243
Current portion of notes payable-shareholder	668,776	109,000			777,776
Other Notes payable	-	150			150
Total current liabilities	3,043,082	522,672		-	3,565,755
Non-Current Liabilities
Long-term portion of notes payable	-	-			-
Notes Payable- Shareholder	-	-			-
Total Liabilities	3,043,082	522,672		-	3,565,755

Stockholders' (Deficit)
Preferred stock- Series E 5% Convertible; stated value $1,000 per share; No shares issued and outstanding at December 31, 2013 (No preference in liquidation at December 31, 2013 )	-	-			-
Preferred stock- Series F Convertible; stated value $1,000 per share; 90 shares issued and outstanding at December 31, 2013. Preference in liquidation is $90,000 at December 31, 2013	90,000	-			90,000
Preferred stock- Series G Convertible; stated value $1,000 per share; No shares issued and outstanding at December 31, 2013 (No preference in liquidation at December 31, 2013 )	-	-			-
Preferred stock- Series H Convertible; stated value $1,000 per share; 51 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $51,000 at December 31, 2013 )	-	-			-
Preferred stock- Series I Convertible; stated value $1,000 per share; 3,500 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $3,500,000 at December 31, 2013 )	-	-			-
Common stock, $0.001 par value,	992,549	180		(180)	992,549
Additional paid-in capital	5,735,635	-		180	5,735,815
Accumulated Deficit	(8,783,492)	(492,852)		236,569	(9,039,775)
Total stockholders' (deficit) before non-controlling interest	(1,965,308)	(492,672)		236,569	(2,221,411)
Non-Controlling interest	34,494	-		(236,569)	(202,075)
Total stockholders' (deficit)	(1,930,814)	(492,672)		-	(2,423,486)

Total liabilities and stockholders' (deficit)	$1,112,268	$30,000		$-	$1,142,268

Accel Brands, Inc. and STI Signature Spirits Group LLC
Consolidated Statements of Operations
For the Year Ended December 31, 2013

					Pro-Forma Combined Statement of Operations
	Accel Brands, Inc.	STI Signature Spirits Group LLC		Consolidating Adjustments

Revenues	$250,910	$-	$		$250,910

Cost of Revenues	-	-			-

Gross Profits	250,910	-			250,910
Operating Expenses
Selling General and Administrative Expenses	1,900,758	482,573			2,383,331
Total Operating Expenses	1,900,758	482,573			2,383,331

Operating Loss	(1,649,848)	(482,573)			(2,132,421)

Other Income (Expense)
Interest Expense	(212,850)	(10,279)			(223,129)
Loss on Conversion of Debt	(449,226)	-			(449,226)
Technology licensing Income	17,086	-			17,086
Minority Interest in Consolidated Subsidiary	236,569	-		(236,569)	-

Total Other (Expense) - net	(408,421)	(10,279)		(236,569)	(655,269)

Net Income (Loss)	(2,058,269)	(492,852)		(236,569)	(2,787,690)

Deemed and cash dividends to Preferred Stockholders	(3,950)	-		-	(3,950)

Net loss applicable to Common shareholders	$(2,062,219)	$(492,852)		$(236,569)	$(2,791,640)

ACCEL BRANDS, INC.

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

December 31, 2014

Accel Brands, Inc. and STI Signature Spirits Group LLC
Pro-Forma Balance Sheet
December 31, 2014
	Accel Brands, Inc.		STI Signature Spirits Group LLC		Consolidating Adjustments	Pro-Forma Balance Sheet

Assets

Current assets
Cash and cash equivalents	$16,806		$-	$		$16,806
Deferred Financing costs	206		-			206
Inventory	-		138,789			138,789

Total current assets	17,012		138,789			155,801
Non-Current assets
Property and equipment - net	54,818		-			54,818
Capitalized Costs	-		49,130			49,130

Total Non-Current Assets	54,818		49,130			103,948
Total assets	$71,830		$187,919		$-	$259,749

Liabilities and Stockholders' (Deficit)

Current Liabilities
Accounts payable	$1,261,579	$		$		$1,261,579
Accrued expenses	818,671		92,858			911,530
Derivative Liability	234,545					234,545
Amounts due to Related Parties			334,898			334,898
Current portion of notes payable	733,434		220,500			953,934
Total current liabilities	3,048,230		648,256			3,696,486
Non-Current Liabilities
Long-term portion of notes payable	-		140,000			140,000
Other Long Term Obligations	-		8,500			8,500
Total Liabilities	3,048,230		796,756			3,844,986

Stockholders' (Deficit)
Preferred stock- Series E 5% Convertible; stated value $1,000 per share; No shares issued and outstanding at September 30, 2014 (No preference in liquidation at September 30, 2014 )	-		-			-
Preferred stock- Series F Convertible; stated value $1,000 per share; 90 shares issued and outstanding at September 30, 2013. Preference in liquidation is $90,000 at September 30, 2014	90,000		-			90,000
Preferred stock- Series G Convertible; stated value $1,000 per share; No shares issued and outstanding at December 31, 2013 (No preference in liquidation at December 31, 2013 )	-		-			-
Preferred stock- Series H Convertible; stated value $1,000 per share; 51 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $51,000 at September 30, 2014 )	-		-			-
Preferred stock- Series I Convertible; stated value $1,000 per share; 3,500 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $3,500,000 at September 30, 2014 )	-		-			-
Preferred stock- Series J 10% Convertible; stated value $1,000 per share; No shares issued and outstanding at September 30, 2014	-		-			-
Common stock, $0.001 par value,	26,095		-		(0)	26,095
Additional paid-in capital	7,634,348		-		-	7,634,348
Accumulated Deficit	(10,967,565)		(608,837)		442,797	(11,133,605)
Total stockholders' (deficit) before non-controlling interest	(3,217,121)		(608,837)		442,796	(3,383,162)
Non-Controlling interest	240,722		-		(442,797)	(202,075)
Total stockholders' (deficit)	(2,976,400)		(608,837)		(0)	(3,585,237)

Total liabilities and stockholders' (deficit)	$71,830		$187,919		$-	$259,749

Accel Brands, Inc. and STI Signature Spirits Group LLC
Consolidated Statements of Operations
For the Year Ended December 31, 2013

					Pro-Forma Combined Statement of Operations
	Accel Brands, Inc.	STI Signature Spirits Group LLC		Consolidating Adjustments

Revenues	$166,581	$25,534	$		$192,114

Cost of Revenues	5,779	21,534			27,313

Gross Profits	160,802	4,000			164,801
Operating Expenses
Selling General and Administrative Expenses	586,177	421,760			1,007,937
Total Operating Expenses	586,177	421,760			1,007,937

Operating Loss	(425,376)	(417,760)			(843,136)

Other Income (Expense)
Interest Expense	(605,396)	(11,880)			(617,276)
Loss on Conversion of Debt	(1,391,030)	-			(1,391,030)
Derivative Liability Expense	(470,184)	-			(470,184)
Adjustment to Fair Value of Derivative Liability	312,972	-			312,972
Technology licensing Income	6,004	-			6,004
Minority Interest in Consolidated Subsidiary	206,227	-		(206,227)	-

Total Other (Expense) - net	(1,941,406)	(11,880)		(206,227)	(2,159,514)

Net Income (Loss)	$(2,366,782)	$(429,640)		$(206,227)	$(3,002,650)

Exhibit Number
2.01	Securities Purchase Agreement (1)
2.02	Certificate of Designation for Series K Preferred Stock (1)

(1) Previously filed with original Current Report on Form 8-K dated February 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCEL BRANDS, INC.

Date: April 20, 2015

By: /s/ Gilbert Steedley

Its: CEO